SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  April 16, 1999

                       InteliData Technologies Corporation
               (Exact Name of Registrant as Specified in Charter)

Delaware                      000-21685                      54-1820617
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)

                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
                    (Address of principal executive offices)

                                 (703) 259-3000
              (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS.

                  InteliData Technologies Corporation, a Delaware corporation ("InteliData"), has entered into a letter of intent with Home Financial Network, Inc., a Delaware corporation ("HFN"). The letter of intent contemplates that InteliData and HFN shall each be merged with and into a newly-formed Delaware corporation ("Newco"). The merger is subject to execution of a definitive agreement, InteliData and HFN stockholder approval and other customary conditions. Under the letter of intent, InteliData's stockholders would receive approximately 63% of the stock of Newco and HFN's stockholders approximately 37%.

                  A copy of the press release announcing the letter of intent is filed herewith.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)  Exhibits.

                  99.1  Press Release dated April 19, 1999

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         InteliData Technologies Corporation
                         (Registrant)


                         By: /s/ Alfred S. Dominick, Jr.
                             -------------------------------------
                             Alfred S. Dominick, Jr.
                             President and Chief Executive Officer


Date:  April 19, 1999